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                                                                    EXHIBIT 10.7

                         GUARANTY AND SECURITY AGREEMENT


      This Guaranty and Security Agreement (this "Agreement"), dated as of December 15, 2000, is made by each of the undersigned (herein collectively called "Guarantor") in favor of Foothill Capital Corporation, a California corporation, as Agent for itself and Lenders, and the other Lenders ("Foothill"), pursuant to that certain Loan and Security Agreement (the "Loan Agreement"), dated as of December 15, 2000, by and among Communication & Power Industries, Inc., a Delaware corporation ("Debtor"), the other Obligors (including the undersigned) named therein, Foothill and the other Lenders named herein (Foothill and the other Lenders are collectively referred to herein as "Lender"). Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

      Guarantor, at the solicitation of Debtor, requests that Lender extend Credit to Debtor and in consideration of Credit heretofore, now or hereafter granted to Debtor by Lender, Guarantor agrees as follows:

      1. The term "Credit" is used throughout this Agreement in its most comprehensive sense and means and includes, without limitation, any and all loans, advances, debts, obligations and liabilities of any kind or nature owed by Debtor to Lender (including, without, limitation, the Obligations) and any and all future Obligations owing by Debtor to Lender and all other financial accommodations extended by Lender to Debtor, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether owed directly to Lender or acquired by Lender by assignment, subrogation, or succession (including, without limitation, Lender participations and interests of Lender in the obligations of Debtor to others), whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether on original, renewed, extended or revised terms (including, without limitation, those evidenced by new or additional instruments or agreements or those changing the applicable rate of interest or which release any obligor with respect thereto), whether principal, interest (including any interest that, but for the provisions of the U.S. Bankruptcy Code would have accrued) or fees, whether Debtor may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether such indebtedness may be or hereafter become invalid or otherwise unenforceable. In the event a petition under the U.S. Bankruptcy Code is filed by or against Debtor, the term "Debtor" shall also mean and include Debtor in its status as a debtor, debtor-in-possession and/or reorganized debtor under the U.S. Bankruptcy Code.

      2. If there is more than a single person included in the terms "Guarantor" or "Debtor," respectively, (a) each reference herein to such terms shall mean all and any one or more of such entities and persons both jointly and severally, and (b) if more than one entity executes this Agreement, the obligations and liabilities hereunder of Guarantors are and shall be both joint and several. If Debtor is a partnership or association, each reference herein to the term "Debtor" shall



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include any successor entity to Debtor. As used in this Agreement, neuter terms include the masculine and feminine, and vice versa.

      3. Guarantor's liability hereunder shall be unlimited. Without limiting the foregoing and in addition thereto, Guarantor agrees to bear and be liable to Lender for the interest and expenses enumerated in paragraph 17 hereof.

      4. Guarantor unconditionally guarantees and agrees to pay Lender or its order, on demand, in lawful money of the United States of America, an amount equal to the amount of the Credit, and to otherwise perform any obligation of Debtor undertaken pursuant to any Credit. This Agreement is a guaranty of payment and not of collection.

      5. Either before or after revocation hereof, Guarantor authorizes Lender at its sole discretion, with or without notice, and without affecting Guarantor's continuing liability hereunder, from time to time to (a) change the time or manner of payment of any Credit by renewal, extension, acceleration or otherwise, (b) alter or change any other provision of any Credit including the rate of interest thereon, (c) accept partial payment on any Credit, (d) accept new or additional instruments, agreements or documents relative to any Credit,
(e) release, substitute or add one or more endorsers, cosigners or guarantors for any Credit, (f) amend or modify the terms of any guaranty executed by a co-guarantor, including the maximum liability thereunder, (g) obtain collateral for the payment of any Credit and/or any guaranty thereof, (h) waive, release, exchange, substitute, release or modify, in whole or in part, existing or after-acquired collateral securing payment of the Credit or any guaranty therefor on such terms as Lender in its sole discretion shall determine, (i) subordinate payment of all or any part of the Credit to other creditors of Debtor or other persons on such terms as Lender deems appropriate, (j) apply any sums received from Debtor, any other guarantor, endorser or cosigner or from the sale or collection of collateral or its proceeds to any indebtedness whatsoever in any order and regardless of whether or not such indebtedness is guaranteed hereby, is secured by collateral or is due and payable, (k) apply any sums received from Guarantor or from the sale of collateral granted by Guarantor to any, all, or any portion of the Credit in any order regardless of whether the Credit is secured by collateral, but only so long as such Credit is due and payable, and (l) exercise any right or remedy it may have with respect to any Credit or any collateral securing any Credit, this Agreement or any other guaranty, including bidding and purchasing at any sale of any such collateral, and compromising, collecting or otherwise liquidating any collateral or any Credit.

      6. (a) Guarantor acknowledges that Guarantor may have certain rights under applicable law which, if not waived by Guarantor, might provide Guarantor with defenses against Guarantor's liability under this Agreement. Among those rights, are certain rights of subrogation, reimbursement, indemnification and contribution, and rights provided in sections 2787 to 2855, inclusive, of the California Civil Code (or any comparable provision of applicable state law). To the maximum extent permitted by law, Guarantor waives all of Guarantor's rights of subrogation, reimbursement, indemnification, and contribution, and any other rights and defenses that are or may become available to Guarantor, whether such rights arise by reason of any or all of California



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Civil Code Sections 2787 to 2855, inclusive (or any comparable provision of applicable state law), or otherwise, and including, without limitation, Guarantor's rights:

                  (i) To require Lender to notify Guarantor of any default by Debtor, provide Guarantor with notice of any sale or other disposition of security for any Credit, or disclose information with respect to the Credit, the Debtor, or any other guarantor, co-signer or endorser, or with respect to any collateral;

                  (ii) That Guarantor's obligation under this Agreement must be commensurate with that of Debtor;

                  (iii) To be discharged based upon the absence of any liability of the Debtor, at any time, by virtue of operation of law, or otherwise, or due to any other disability or defense of Debtor or any other guarantor, endorser or co-signer;

                  (iv) To be discharged if any of the terms, conditions or provisions of the Credit are altered in any respect;

                  (v) To be discharged upon acceptance by Lender of anything in partial satisfaction of the Credit, and/or if Lender designates portion of the Credit to be satisfied;

                  (vi) To be discharged upon any modification of the Credit or the release by Lender of Debtor or any other guarantor, endorser or co-signer, or if any remedies against any such person are suspended or impaired;

                  (vii) To require Lender to proceed against Debtor, or any other guarantor, endorser, co-signer, or other person, or to pursue or refrain from pursuing any other remedy in Lender's power;

                  (viii) To receive the benefit of or participate in any and all security for repayment and/or performance of the Credit;

                  (ix) To have any security for the Credit first applied to satisfy or discharge the Credit;

                  (x) That any arbitration award rendered against Debtor not constitute an award against Guarantor;

                  (xi) To be discharged based upon any failure by Lender to perfect or continue perfection of any lien, use due diligence to collect all or any Credit, or if recovery against Debtor becomes barred by any statute of limitations, or if Debtor is not liable for any deficiency after Lender realizes upon any collateral; and



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                  (xii) To be discharged due to the release or discharge of any collateral for any Credit or guaranty, or relating to the validity, value or enforceability of any collateral.

            (b) Without in any way limiting the foregoing, and in addition thereto, to the maximum extent permitted by law, Guarantor waives: (i) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Debtor or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Credit (including without limitation any interest thereon), in or as a result of any such proceeding; (ii) any defense arising by reason of any disability or other defense of Debtor or any other guarantor or any endorser, co-maker or other person or by reason of the cessation from any cause whatsoever of the liability of Debtor or any other guarantor or any endorser, co-maker or other person with respect to all or any part of the Credit; (iii) any defense arising as a result of any election by Lender under
Section 1111(b) of Title 11 of the U.S. Code; or (iv) any defense based on any borrowing or grant of a security interest under Section 364 of Title 11 of the U.S. Code.

            (c) Guarantor also waives all rights and defenses that Guarantor may have because the Debtor's debt is secured by real property. This means, among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Debtor; and
(2) if Lender forecloses on any real property collateral pledged by the Debtor:
(A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Debtor. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses directly or indirectly based upon
Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure (or any comparable provision of applicable state law).

            (d) Guarantor also waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure (or any comparable provision of applicable state law) or otherwise.

            (e) To the maximum extent permitted by law, Guarantor further waives any and all rights to receive any notice of judicial or nonjudicial sale or foreclosure of any real or personal property that may be the subject of any security instruments or that may secure obligations of any other guarantor to Lender, and Guarantor's failure to receive any such notice shall not impair or affect Guarantor's liability. Notwithstanding any foreclosure of the lien of any security instrument given with respect to the Credit or any other guaranty, whether by the exercise of the power of sale contained therein, by any action for judicial foreclosure, or by any acceptance of a deed or other transfer in lieu of foreclosure, whether or not such method of foreclosure or transfer in lieu of foreclosure was for a consideration equal to or greater than the fair market value of the security



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property, Guarantor shall remain bound under this Agreement for the Credit and shall be liable to Lender for any and all of the Credit remaining unpaid after any such foreclosure.

            (f) If for any reason Debtor is under no legal obligation to discharge any of the Credit, or if any of the Credit have become irrecoverable from Debtor for any reason, this Agreement shall nevertheless be binding on Guarantor to the same extent as if the Guarantor at all times had been the primary obligor on all such Credit.

            (g) In the event (i) Debtor defaults in the payment of any of the Credit or (ii) acceleration of the time for payment of any of the Credit is stayed upon the insolvency, bankruptcy or reorganization of the Debtor, or for any other reason, all such amounts otherwise subject to acceleration under the agreement evidencing such Credit, shall be immediately due and payable by Guarantor. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, dishonor and acceptance of this Agreement.

      7.    (a)   Guarantor hereby grants to Foothill, for the benefit of
Lender, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt payment and performance of any and all of Guarantor's obligations to Lender under this Agreement. Foothill's Liens in and to the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Lender or any Guarantor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Guarantor has no authority, express or implied, to dispose of any item or portion of the Personal Property Collateral.

            (b) In the event that any Personal Property Collateral of Guarantor, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Foothill's security interest is dependent on or enhanced by possession, Guarantor, immediately upon the request of Foothill, shall endorse and deliver physical possession of such Negotiable Collateral to Foothill, together with any endorsement thereof or thereon as Foothill determines to be necessary or appropriate in order to perfect and enforce its Liens.

            (c) At any time after the occurrence and during the continuation of an Event of Default, Foothill or Foothill's designee may (a) notify Account Debtors of Guarantor that the Accounts, chattel paper, or General Intangibles of Guarantor have been assigned to Foothill or that Foothill has a security interest therein, or (b) collect such Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Guarantor agrees that at any time after and during the continuation of an Event of Default, that it will hold in trust for Lender, as Lender's trustee, any and all Collections that it receives and immediately will deliver said Collections to Foothill in their original form as received by such Guarantor.

            (d) At any time upon the request of Foothill, Guarantor shall execute and deliver to Foothill, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements



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of certificates of title, and all other documents (the "Additional Documents")
that Foothill may request in its Permitted Discretion, in form and substance reasonably satisfactory to Foothill, to perfect and continue perfected or better perfect the Foothill's Liens in the Personal Property Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Foothill in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, Guarantor authorizes Foothill to execute any such Additional Documents in Guarantor's name and authorizes Foothill to file such executed Additional Documents in any appropriate filing office. In addition, but subject to Guarantor's rights not to pursue or to abandon certain patents and trademarks as provided in subsections 1(b) and 1(c) of the Intellectual Property Security Agreement, on such periodic basis as Foothill shall require, Guarantor shall (i) provide Foothill with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Guarantor during the prior period, (ii) cause all patents, copyrights, and trademarks acquired or generated by Guarantor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Guarantor's ownership thereof, and (iii) cause to be prepared, executed, and delivered to Foothill supplemental amendments and schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

            (e) Guarantor hereby irrevocably makes, constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as Guarantor's true and lawful attorney, with power to (i) if Guarantor refuses to, or fails timely to execute and deliver any of the documents described in paragraph 7(d), sign the name of Guarantor on any of the documents described in paragraph 7(d), (ii) at any time that an Event of Default has occurred and is continuing, sign Guarantor's name on any invoice or bill of lading relating to Guarantor's Personal Property Collateral, drafts against Account Debtors, or notices to Account Debtors, (iii) at any time that an Event of Default has occurred and is continuing, send requests for verification of Guarantor's Accounts, (iv) endorse Guarantor's name on any Collection item that may come into Lender's possession, (v) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under Guarantor's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (vi) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting Guarantor's Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases that Foothill determines to be necessary. The appointment of Foothill as Guarantor's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Credit has been fully and finally repaid and performed and Lender's obligations to extend credit to Debtor are terminated.

            (f) Subject to such limitations as are set forth in the Loan Agreement, Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect Guarantor's Books and to check, test, and appraise the Personal Property



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Collateral in order to verify Guarantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Personal Property Collateral.

            (g) Guarantor agrees that it will not transfer assets out of any Securities Accounts of Guarantor other than as permitted under Section 7.19 of the Loan Agreement and, if to another securities intermediary, unless the applicable Guarantor, Foothill, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property of Guarantor shall be modified by any Guarantor without the prior written consent of Foothill. Upon the occurrence and during the continuance of a Default or Event of Default, Foothill may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to Agent's Account.

      8.    (a)   Guarantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by Lender on which Guarantor may in any way be liable.

            (b) Guarantor hereby agrees that: (i) so long as Foothill complies with its obligations, if any, under the Code, Lender shall not in any way or manner be liable or responsible for: (A) the safekeeping of the Personal Property Collateral, (B) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (C) any diminution in the value thereof, or
(D) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (ii) all risk of loss, damage, or destruction of the Personal Property Collateral shall be borne by Guarantor.

      9. Guarantor represents and warrants to Lender that: (a) Lender has made no representation to Guarantor in regard to Debtor, the Credit or any matters pertaining thereto, upon which Guarantor is relying in giving this Agreement; and (b) Guarantor has established adequate means and assumes the responsibility for being and keeping informed of the financial condition of the Debtor and of all other circumstances bearing upon the risk of nonpayment of the debt which diligent inquiry would reveal and Lender shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstance.

      10. In addition to all liens upon and rights of setoff against the money, securities or other property of Guarantor given to Lender by law or otherwise as security for this Agreement, Guarantor hereby pledges to Lender and grants Lender a security interest in, and Lender shall have a right of setoff against, all money, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in general or special account or deposit or for safekeeping or otherwise; and each such security interest or right of setoff may be exercised without demand upon, or notice to, Guarantor. No action or lack of action by Lender with respect to any security interest or right of setoff or otherwise shall be deemed a waiver thereof, and every right of setoff or security interest or otherwise shall continue



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in full force and effect until specifically released by Lender in writing. The security interests created hereby shall secure all Guarantor's obligations to Lender under this Agreement, any subsequent guaranty executed by Guarantor and any other Loan Documents to which Guarantor is a party.

      11. Any and all indebtedness of Debtor now or hereafter owed to Guarantor and all claims whenever arising of Guarantor against Debtor are hereby subordinated to the Credit and assigned to Lender as additional collateral. If Lender so requests, any note or other instrument evidencing such indebtedness and all claims of Guarantor against Debtor shall be delivered to Lender, and such indebtedness and all claims of Guarantor against Debtor shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Credit but without reducing or affecting in any manner the liability of Guarantor hereunder. Should Guarantor fail to collect proceeds of debt owed to it by Debtor and pay the proceeds to Lender, Lender as Guarantor's attorney-in-fact may do such acts and sign such documents in Guarantor's name as Lender considers necessary, at its discretion, to effect such collection, and Guarantor hereby irrevocably appoints Lender as Guarantor's attorney-in-fact for such purposes. If Debtor is a corporation, partnership, or limited liability company, Guarantor will not withdraw or accept without Lender's prior written consent any return of any capital invested or equity interest in Debtor.

      12. Guarantor agrees that to the extent Debtor makes a payment or payments or is credited for any payment or payments made for the account of or on behalf of Debtor to Lender, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, voided, set aside and/or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law, common law or equitable cause or otherwise, then to the extent thereof, the obligation or part thereof intended to be satisfied thereby, together with the guaranty thereof hereunder, shall be revived, reinstated and continued in full force and effect as if said payment or payments had not originally been made by or for the account of or on behalf of Debtor.

      13. Guarantor agrees that to the extent Guarantor makes a payment or payments or is credited for any payment or payments made for the account of or on behalf of Guarantor to Lender, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, voided, set aside and/or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law, common law or equitable cause or otherwise, then to the extent thereof, the obligation or part thereof intended to be satisfied thereby, shall be revived, reinstated and continued in full force and effect as if said payment or payments had not originally been made by or for the account of or on behalf of Guarantor.

      14. Guarantor's obligations hereunder are not contingent upon and are independent of the obligations of Debtor, or any other guarantor or surety of the Credit. This Agreement is not made in consideration of the liability of any other guarantor or surety of the Credit. The release or death of any guarantor of the Credit or the revocation of this Agreement or any other guaranty



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shall not release or otherwise affect the liability of any other non-revoking guarantor. A separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Debtor or any other guarantor or whether Debtor or any other guarantor be joined in any such action or actions. To the maximum extent permitted by law, Guarantor specifically waives the benefit of the statute of limitations affecting its liability hereunder or the enforcement hereof, or the collection of any Credit. Any partial payment by Debtor which operates to toll any statute of limitation as to Debtor shall likewise toll the statute of limitations as to Guarantor.

      15. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective. In the event of any inconsistency between the terms of this Agreement and those of the Loan Agreement, the terms of the Loan Agreement shall control.

      16. Lender may, with or without notice, assign this Agreement in whole or in part, provided, however, that any such assignment shall be in connection with a permitted assignment of Lender's respective rights and obligations under the Loan Agreement. This Agreement shall inure to the benefit of Lender, its successors and assigns, and shall bind Guarantor and Guarantor's successors and assigns; provided, however, that nothing herein shall be understood to mean that Guarantor may assign this Agreement or any rights or duties hereunder without Foothill's prior written consent.

      17. Guarantor agrees to pay Lender on demand reasonable and documented out-of-pocket attorneys' fees and all other reasonable and documented out-of-pocket costs and expenses which may be incurred in the collection or attempted collection from Debtor of any Credit and in the enforcement or attempted enforcement by Lender of this Agreement or any collateral therefor, whether or not legal proceedings or suit are instituted, together with interest thereon at the rate applicable to the Credit and including, without limitation, all reasonable and documented out-of-pocket attorneys' fees and related costs of enforcement of any and all judgments and awards and upon any appeal relating thereto.

      18.   Guarantor warrants and represents to Lender that:

            (a) All financial statements and other financial information furnished or to be furnished to Lender are or will be true and correct and do and will fairly represent the financial condition of Guarantor (including all contingent liabilities) as of the dates thereof; and

            (b) There has been no material adverse change in Guarantor's financial condition since the dates of the financial statements and other information furnished to Lender, except as previously disclosed to Lender in writing.



      19.   (a)   Upon the occurrence, and during the continuation, of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Foothill to do any one or more of the following on behalf of Lender



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(and Foothill, acting upon the instructions of the Required Lenders, shall do the same on behalf of Lender), all of which are authorized by Guarantor:

                  (i) Declare the Credit (including, without limitation any unreimbursed contingent obligations under the L/C's and L/C Undertakings) immediately due and payable;

                  (ii) Cease advancing money or extending credit to or for the benefit of Debtor under any of the Loan Documents, or under any other agreement between Debtor and Lender;

                  (iii) Terminate the Loan Agreement and any of the other Loan Documents as to any future liability or obligation of Lender. but without affecting any of the Agent's Liens in the Collateral and without affecting the Credit;

                  (iv) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Foothill considers advisable, and in such cases, Foothill will credit Debtor's Loan Account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

                  (v) Cause Guarantor to hold all returned Inventory in trust for the Lender Group, segregate all returned Inventory from all other assets of Guarantor or in Guarantor's possession and conspicuously label said returned Inventory as the property of the Lender Group;

                  (vi) Without notice to or demand upon Debtor or Guarantor, make such payments and do such acts as Foothill considers necessary or reasonable to protect its security interests in the Personal Property Collateral. Guarantor agrees to assemble the Personal Property Collateral if Foothill so requires, and to make the Personal Property Collateral available to Foothill at a place that Foothill may designate which is reasonably convenient to all parties. Guarantor authorizes Foothill to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Foothill's determination appears to conflict with the Agent's Liens and to pay all expenses incurred in connection therewith and to charge Debtor's Loan Account therefor. With respect to Guarantor's owned or leased premises, Guarantor hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

                  (vii) Without notice to Debtor or Guarantor (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Credit any and all (i) balances and deposits of Guarantor held by Lender (including any amounts received in the Cash Management



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Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of Guarantor held by Lender;

                  (viii) Hold, as cash collateral, any and all balances and deposits of Guarantor held by Lender, and any amounts received in the Cash Management Accounts, to secure the full and final repayment of the Credit;

                  (ix) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Guarantor hereby grants to Foothill a license or other right to use, without charge, Guarantor's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and Guarantor's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

                  (x) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Guarantor's premises) as Foothill determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

                  (xi) Foothill shall give notice of the disposition of the Personal Property Collateral as follows:

                         (A)   Foothill shall give Guarantor a notice in writing
of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, the time on or after which the private sale or other disposition is to be made; and

                         (B)   The notice shall be personally delivered or
mailed, postage prepaid, to Guarantor as provided in Section 12 of the Loan Agreement, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                  (xii) Foothill, on behalf of Lender, may credit bid and purchase at any public sale;

                  (xiii) Foothill may seek the appointment of a receiver or keeper to take possession of all or any portion of the Personal Property Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

                  (xiv) Lender shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document; and

                  (xv) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Obligors in accordance with their respective obligations under the Loan Document. Any excess will be returned, without interest and subject to the rights of third Persons, by Foothill to the applicable Guarantor.

      20. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity.

      21. If Debtor is a corporation, partnership, or limited liability company, Lender need not inquire into the power of Debtor or the authority of its officers, directors, partners, members, managers, or agents acting or purporting to act in its behalf, and any Credit granted in reliance upon the purported exercise of such power or authority is guaranteed hereunder.

      22. Receipt of a true copy of this Agreement is hereby acknowledged by each Guarantor. Guarantor understands and agrees that Lender's acceptance of this Agreement shall not constitute a commitment of any nature whatsoever by Lender to extend, renew or hereafter extend Credit to Debtor. Guarantor agrees that this Agreement shall be effective with or without notice from Lender of its acceptance of the Agreement.

      23. If Guarantor has executed more than one guaranty of the indebtedness of Debtor owed to Lender, any limits of liability thereunder and hereunder shall be cumulative, and a subsequent guaranty executed by Guarantor shall not supersede or replace this Agreement.

      24. GUARANTOR WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER OR GUARANTOR WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE CREDIT, THE COLLATERAL THEREFOR OR ANY MATTER ARISING THEREFROM OR RELATING HERETO OR THERETO.

      25. Guarantor waives all rights to interpose any setoffs or counterclaims of any nature in any action or proceeding instituted by Lender with respect to this Agreement, the collateral therefor, or any matter arising therefrom or relating thereto and the posting of any bond which may otherwise be required, and waives any and all benefits of cross-demands pursuant to section
431.70 of the California Code of Civil Procedure (or similar state law).

      26. Guarantor hereby irrevocably submits and consents to the jurisdiction of any competent federal or state court within the County of New York, State of New York in connection with any action or proceeding arising out of or relating to this Agreement. In any such litigation, Guarantor consents to service of process by any means authorized by New York or federal law or as otherwise agreed in writing between Lender and Guarantor.

      27. All rights, remedies, powers and benefits granted to Lender under this Agreement, the Credit, any oral or other written agreement or applicable law whether expressly granted or implied in law or otherwise, are cumulative and not exclusive, and are enforceable alternatively, successively, or concurrently on any one or more occasions at Lender's discretion.

      28. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any security interest granted to Lender hereunder or Lender's rights, powers and/or remedies hereunder (including any right of setoff) unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any default, right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such default, right, power and/or remedy which Lender would otherwise have on any future occasion whether similar in kind or otherwise. Any failure by Lender to file or enforce a claim against the estate (whether in administration, bankruptcy, probate or other proceeding) of Debtor or of any others, shall not affect Guarantor's liability hereunder.

      29. This Agreement, together with the other Loan Documents to which Guarantor is a party, constitutes the entire agreement between the parties with respect to the subject matter of the Agreement and supersedes any and all previous or contemporaneous correspondence, statements, or agreements by or between the parties hereto with respect to the subject matter. This Agreement may be modified only by a written instrument signed by the parties hereto. Neither this Agreement or any related agreement, document or instrument nor any provision hereof or thereof shall be amended, modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender expressly referring to this Agreement and to the provisions so amended, modified or discharged.

      30. Lender's books and records showing the account(s) between Lender and Debtor shall be admissible in evidence in any action or proceeding as prima facie proof of the items set forth therein. Lender's statements rendered to Debtor, to the extent to which no objection is made within thirty (30) days after date thereof, shall be deemed conclusively correct and constitute an account stated, which shall be binding on Guarantor whether or not Guarantor receives a copy of any such statement or notice thereof.

      31. This is a continuing guaranty of the Credit, including those arising after any repayment and reborrowing and under any successive and future transactions which may increase, renew or continue the original Credit. To the maximum extent permitted by law, Guarantor waives all rights to revoke this Agreement, whether under California Civil Code Section 2815 (or similar state law) or otherwise. If at any time under applicable law, the foregoing waiver by Guarantor is not valid or enforceable to any extent, then the remaining portion of this paragraph is applicable. Revocation of this Agreement, if required to be permitted by applicable law, shall be effective only after written notice thereof is received by an officer of Lender by certified or registered mail, return receipt requested at its address set forth in Section 12 of the Loan Agreement, or at any other office of Lender designated in a written notice mailed by Lender to Guarantor at its address set forth below. Any such revocation shall be effective only as to the revoking party and shall not affect that party's obligations with respect to Credit existing before the revocation becomes effective or as to any renewals, extensions or modifications of any such Credit, whether such renewal, extension or modification is made prior to or after revocation, including those evidenced by a new or additional instrument or agreement or which change the rate of interest on any Credit, or for post-revocation interest and collection expenses accruing or incurred by Lender with respect thereto. Notwithstanding any revocation hereof, this Agreement shall not be terminated until Lender has received indefeasible payment in full of all Credit which is guaranteed hereby. Credit existing before revocation becomes effective shall be deemed to include, without limitation, all Credit or advances which Lender has committed to make to Debtor in reliance upon this Agreement, even though the amount of such Credit or advances has not been advanced as of the effective date of revocation, and even though Lender may have defenses or defaults which would relieve it of such commitment, if asserted.

      32. The provisions of this Agreement shall be construed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York.

      33. GUARANTOR ACKNOWLEDGES THAT LENDER HAS OR MAY IN THE FUTURE EXTEND CREDIT TO THE DEBTOR IN RELIANCE ON GUARANTOR'S UNCONDITIONAL PROMISE TO REPAY ANY AND ALL CREDIT AND LENDER IS RELYING ON THE WAIVERS, WARRANTIES AND PROMISES MADE BY GUARANTOR IN THIS AGREEMENT. GUARANTOR AGREES THAT EACH OF THE WAIVERS, WARRANTIES AND PROMISES SET FORTH IN THIS AGREEMENT ARE MADE WITH GUARANTOR'S UNDERSTANDING OF THEIR SIGNIFICANCE AND CONSEQUENCES AND THAT THEY ARE REASONABLE. IF ANY WAIVERS, WARRANTIES AND PROMISES ARE DETERMINED TO BE CONTRARY TO ANY APPLICABLE LAW OR PUBLIC POLICY, SUCH WAIVERS, WARRANTIES AND PROMISES SHALL BE EFFECTIVE TO THE MAXIMUM EXTENT PERMITTED BY LAW. BEFORE SIGNING THE AGREEMENT, GUARANTOR HAS EITHER SOUGHT THE ADVICE OF COUNSEL TO EXPLAIN THE WAIVERS OF ITS RIGHTS AND DEFENSES AS STATED HEREIN AND THE EFFECT THEREOF, OR HAS HAD THE OPPORTUNITY TO SEEK SUCH COUNSEL, AND IN ANY EVENT, INTENDS THIS AGREEMENT TO BE AS UNRESTRICTED AS POSSIBLE. GUARANTOR HAS THEREFORE CONSCIOUSLY AND INTENTIONALLY WAIVED ALL DEFENSES OF GUARANTOR AND RIGHTS WHICH COULD EXONERATE GUARANTOR HEREUNDER TO THE FULL EXTENT PERMITTED BY THE LAW OF THE STATE OF NEW YORK, WHETHER OR NOT EACH AND EVERY DEFENSE, RIGHT OR WAIVER IS EXPLAINED OR DESCRIBED IN DETAIL IN THIS AGREEMENT.

      34. GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY OF LENDER'S OFFICERS OR EMPLOYEES HAS MADE ANY PROMISE OR REPRESENTATION, NOT INCORPORATED HEREIN, WHETHER ORAL, WRITTEN OR IMPLIED, TO CAUSE GUARANTOR TO SIGN THIS AGREEMENT. GUARANTOR IS NOT SIGNING THIS AGREEMENT IN RELIANCE ON ANY PROMISE, CONDITION OR THE OCCURRENCE OF ANY EVENT, AND THERE ARE NO ORAL UNDERSTANDINGS, STATEMENTS OR AGREEMENTS WHICH HAVE NOT BEEN INCLUDED IN THIS

AGREEMENT. GUARANTOR UNDERSTANDS THAT LENDER HAS THE RIGHT TO ENFORCE PAYMENT OF THE CREDIT AGAINST DEBTOR OR GUARANTOR IN ANY ORDER AND LENDER IS NOT OBLIGATED TO OBTAIN ANY OTHER OR ADDITIONAL GUARANTORS OF THE CREDIT OR TO TAKE ANY OTHER COURSE OF ACTION.



"Guarantor":

COMMUNICATIONS & POWER INDUSTRIES         CPI SUBSIDIARY HOLDINGS INC.
HOLDING CORPORATION


By: __________________________________    By: _________________________________
Name: ________________________________    Name: _______________________________
Title: _______________________________    Title: ______________________________
EIN No.: 77-0407395                       EIN No.: 77-0407397


COMMUNICATIONS & POWER INDUSTRIES         COMMUNICATIONS & POWER INDUSTRIES
INTERNATIONAL INC.                        ASIA INC.


By: __________________________________    By: _________________________________
Name: ________________________________    Name: _______________________________
Title: _______________________________    Title: ______________________________
EIN No.: 77-0407398                       EIN No.: 77-0407400